EXXON MOBIL CORPORATION				EXHIBIT 99.2

4Q18 INVESTOR RELATIONS DATA SUMMARY (PAGE 1 of 4)

Earnings, $M	4Q18	3Q18	2Q18	1Q18	4Q17
Upstream
United States	265	606	439	429	7,061
Non-U.S.	3,048	3,623	2,601	3,068	1,291
Total	3,313	4,229	3,040	3,497	8,352
Downstream
United States	987	961	695	319	918
Non-U.S.	1,717	681	29	621	646
Total	2,704	1,642	724	940	1,564
Chemical
United States	282	404	453	503	777
Non-U.S.	455	309	437	508	493
Total	737	713	890	1,011	1,270

Corporate and financing	(754)	(344)	(704)	(798)	(2,806)
Net income attributable to ExxonMobil (U.S. GAAP)	6,000	6,240	3,950	4,650	8,380

Earnings per common share (U.S. GAAP)	1.41	1.46	0.92	1.09	1.97
Earnings per common share
- assuming dilution (U.S. GAAP)	1.41	1.46	0.92	1.09	1.97

Exploration expenses, including dry holes	555	292	332	287	703

Capital and Exploration Expenditures, $M
Upstream
United States	2,630	2,040	1,752	1,248	1,158
Non-U.S.	3,620	3,290	3,103	2,511	6,457
Total	6,250	5,330	4,855	3,759	7,615
Downstream
United States	325	297	346	218	264
Non-U.S.	541	422	884	396	518
Total	866	719	1,230	614	782
Chemical
United States	579	411	414	343	389
Non-U.S.	132	115	119	122	167
Total	711	526	533	465	556
Other	16	11	9	29	46

Total Capital and Exploration Expenditures	7,843	6,586	6,627	4,867	8,999

Effective Income Tax Rate, %	32%	34%	44%	40%	-139%

Common Shares Outstanding, millions
At quarter end	4,237	4,234	4,234	4,234	4,239
Average - assuming dilution	4,270	4,271	4,271	4,270	4,270

Total Cash and Cash Equivalents, $B	3.0	5.7	3.4	4.1	3.2

Total Debt, $B	37.8	40.0	41.2	40.6	42.3

Cash Flow from Operations and Asset Sales, $B
Net cash provided by operating activities	8.6	11.1	7.8	8.5	7.4
Proceeds associated with asset sales	0.9	1.5	0.3	1.4	1.4
Cash flow from operations and asset sales	9.5	12.6	8.1	9.9	8.8

EXXON MOBIL CORPORATION

4Q18 INVESTOR RELATIONS DATA SUMMARY (PAGE 2 of 4)

Net production of crude oil, natural gas	4Q18	3Q18	2Q18	1Q18	4Q17
liquids, bitumen and synthetic oil, kbd
United States	583	555	543	523	525
Canada / Other Americas	474	454	391	427	426
Europe	122	127	136	145	155
Africa	376	387	410	376	403
Asia	745	706	686	706	690
Australia / Oceania	48	57	46	39	52
Total liquids production	2,348	2,286	2,212	2,216	2,251

Natural gas production available for sale, mcfd
United States	2,581	2,549	2,591	2,576	2,753
Canada / Other Americas	247	224	226	211	240
Europe	1,943	1,004	1,136	2,542	2,266
Africa	16	16	9	9	6
Asia	3,804	3,685	3,393	3,568	3,855
Australia / Oceania	1,383	1,523	1,258	1,132	1,321
Total natural gas production available for sale	9,974	9,001	8,613	10,038	10,441

Total worldwide liquids and gas production, koebd	4,010	3,786	3,647	3,889	3,991

Refinery throughput, kbd
United States	1,661	1,644	1,529	1,518	1,379
Canada	408	388	364	408	391
Europe	1,366	1,446	1,384	1,495	1,509
Asia Pacific	670	720	714	720	728
Other Non-U.S.	193	194	114	152	200
Total refinery throughput	4,298	4,392	4,105	4,293	4,207

Petroleum product sales, kbd
United States	2,230	2,267	2,215	2,128	2,209
Canada	516	527	514	484	501
Europe	1,474	1,582	1,595	1,574	1,589
Asia Pacific	825	824	814	795	819
Other Non-U.S.	450	416	364	451	506
Total petroleum product sales	5,495	5,616	5,502	5,432	5,624

Gasolines, naphthas	2,183	2,255	2,216	2,215	2,353
Heating oils, kerosene, diesel	1,915	1,837	1,781	1,828	1,878
Aviation fuels	376	430	405	396	393
Heavy fuels	387	411	432	346	370
Specialty products	634	683	668	647	630
Total petroleum product sales	5,495	5,616	5,502	5,432	5,624

Chemical prime product sales, kt
United States	2,577	2,445	2,411	2,391	2,399
Non-U.S.	4,095	4,232	4,441	4,277	4,383
Total chemical prime product sales	6,672	6,677	6,852	6,668	6,782

EXXON MOBIL CORPORATION

4Q18 INVESTOR RELATIONS DATA SUMMARY (PAGE 3 of 4)

Earnings Factor Analysis, $M	4Q18 vs. 4Q17	4Q18 vs. 3Q18	2018 vs. 2017
Upstream
Prior Period	8,352	4,229	13,355
Realization	660	-1,110	7,040
Volume / Mix	180	660	-240
Other	-5,880	-470	-6,080
U.S. Tax Reform and Impairments	-6,230	-670	-5,790
Foreign Exchange	80	100	-
Other	270	100	-290
Current Period	3,313	3,313	14,079
Downstream
Prior Period	1,564	1,642	5,597
Margin	550	500	660
Volume / Mix	730	140	650
Downtime / Maintenance (Volume / Mix)	410	-180	-70
Yield / Sales Mix (Volume / Mix)	320	320	720
Other	-140	420	-900
U.S. Tax Reform and Impairments	-640	-10	-640
Downtime / Maintenance (Other)	-280	-280	-460
Divestment Gains	680	870	490
Foreign Exchange	-	-	-290
Yield / Sales Mix (Other)	-120	-250	-460
Other	220	90	460
Current Period	2,704	2,704	6,010
Chemical
Prior Period	1,270	713	4,518
Margin	-350	-110	-910
Volume / Mix	80	-	280
Downtime / Maintenance (Volume / Mix)	-20	-	-40
Sales	100	-	320
Other	-260	130	-540
U.S. Tax Reform and Impairments	-340	-10	-340
Downtime / Maintenance (Other)	-70	-	-110
Tax	210	210	210
Foreign Exchange	-	-	140
Other	-60	-70	-440
Current Period	737	737	3,351

Upstream Volume Factor Analysis, koebd
Prior Period	3,991	3,786	3,985
Entitlements / Divestments	-115	40	-130
Downtime / Maintenance	-	30	-20
Seasonal Gas Demand	-	130	-
Growth / Decline / Other	130	25	-5
Current Period	4,010	4,010	3,833

Sources and Uses of Funds, $B	4Q18
Beginning Cash	5.7
Earnings	6.0
Depreciation	5.0
Working Capital / Other	-2.4
Proceeds Associated with Asset Sales	0.9
PP&E Adds / Investments and Advances[1]	-6.5
Shareholder Distributions	-3.5
Debt / Other Financing	-2.2
Ending Cash	3.0

1 PP&E Adds / Investments and Advances includes PP&E adds of ($6.1B) and net advances of ($0.4B).

EXXON MOBIL CORPORATION

4Q18 INVESTOR RELATIONS DATA SUMMARY (PAGE 4 of 4)

Average Realization Data	4Q18	3Q18	2Q18	1Q18	4Q17
United States
ExxonMobil
Crude ($/b)	54.50	64.06	64.87	60.07	54.12
Natural Gas ($/kcf)	3.64	2.75	2.57	2.91	2.70

Benchmarks
WTI ($/b)	59.09	69.71	68.00	62.88	55.35
ANS-WC ($/b)	68.65	75.37	73.89	67.16	61.42
Henry Hub ($/mbtu)	3.65	2.91	2.80	3.01	2.93

Non-U.S.
ExxonMobil
Crude ($/b)	53.74	66.64	66.35	57.78	55.55
Natural Gas ($/kcf)	8.18	7.36	6.88	6.70	5.77
European NG ($/kcf)	7.46	6.73	6.93	6.60	6.04

Benchmarks
Brent ($/b)	67.76	75.27	74.35	66.76	61.39

The above numbers reflect ExxonMobil’s current estimate of volumes and realizations given data available as of the end of the fourth quarter of 2018. Volumes and realizations may be adjusted when full statements on joint venture operations are received from outside operators.  ExxonMobil management assumes no duty to update these estimates.